UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2011

AETHLON MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (I.R.S. Employer Identification No.)

8910 University Center Lane, Suite 660 San Diego, California (Address of principal executive offices)	92122 (Zip Code)

Registrant’s telephone number, including area code:  (858) 459-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure

The Registrant reported that today, January 12, 2011, at 2:39 p.m. EST, it made a presentation at the U.S. Department of Health and Human Services BARDA (Biomedical Advanced Research and Development Authority) Industry Day held at the Walter E. Washington Convention Center in Washington, DC.  A copy of the investor presentation materials are being furnished as an exhibit to this report and are incorporated by reference into this Item 7.01.  In addition, the Registrant posted the investor presentation materials to its website (www.aethlonmedical.com)  today, January 12, 2011 and can be accessed under the investor relations section of the website.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished pursuant to Item 7.01 above.

Exhibit No.	Description

99.1	Investor Presentation Materials

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.
(Registrant)

Date: January 12, 2010	By:	/s/ James B. Frakes
James B. Frakes
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Materials

4